EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-95064, and Form S-8 Registration Statement File No. 333-13785.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
April 25, 1997